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                                  EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of AmeriServ Financial, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey
A. Stopko, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     1). The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ JEFFREY A. STOPKO
                                         ---------------------------------------
                                         Jeffrey A. Stopko
                                         Senior Vice President and
                                         Chief Financial Officer
                                         March 12, 2004